CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION
ASTERISKS (*****) DENOTE SUCH OMISSION
Exhibit 10.8
Agreement

Party A: Henan Jinding Chemical Industry Co., Ltd.
Party B: Sichuan Tianyi Science & Technologies Co., Ltd.

Through friendly negotiations, both parties herewith have agreed to enter into this “Technology Transfer Agreement on 100kt/a Equipment for Making DME by Catalytic Dehydration of Methanol in Gas Phase” (hereafter as the Contract) in Chengdu on June 30th, 2006. In order to further encourage Party B to accomplish the project of engineering design with guaranteed quality on exact schedule, following agreement has been formed after mutual discussion:

1)	Party A shall separately pay Party B RMB ***** (RMB *****) as the expediting charge incurred.

2)	The payment under this Agreement shall be as the following:

Within the seven days once the Agreement has been effected, Party A shall initially clear the payment of RMB ***** to Party B; while the other RMB ***** shall be paid to Party B with the seven days before the whole set of constructional design files have been delivered.

3)	This agreement is considered as one part of the Contract and the rights and liabilities under the Contract shall apply to the Agreement as well.

4)	The Agreement shall be effected once signed and sealed by the legal representatives or the authorized persons of both parties.

5)	The Agreement is in duplicate with either party holds one copy.

Party A: Henan Jinding Chemical Industry Co., Ltd. (Sealed)
Legal Representative (or authorized person):    Zhou Dianchang

Party B: Sichuan Tianyi Science & Technologies Co., Ltd. (Sealed)
Legal Representative (or authorized person):   Huang Weizhu

Date: July 18th, 2006